Exhibit 10.10

Base Contract for Sale and Purchase of Natural Gas

This Base Contract is entered into as of the following date: November 1, 2004. The parties to this Base Contract are the following:

Tenaska Marketing Ventures	and	Ultra Resources, Inc. — Houston, TX 77060
11718 Nicholas Street Omaha, NE 68154		363 North Sam Houston Parkway East, Suite 1200
Duns Number: 62-424-0628		Duns Number: 07-110-9974
Contract Number: TMV-S-1495 & TMV-P-1353		Contract Number:
U.S. Federal Tax ID Number: 47-0741451		U.S. Federal Tax ID Number: 83-0320643

Notices:
11718 Nicholas Street Omaha, NE 68164		Address — Same as above
Attn: Manager, Contract Administration		Attn: Natural Gas Marketing — Contract Administration
Phone: 402-758-6266 Fax: 402-758-6250		Phone: 281-876-0120 Ext. 306 Fax: 281-876-2831
Confirmations:
11718 Nicholas Street Omaha, NE 68154		Address — Same as above
Attn: Contract Administration		Attn: Natural Gas Marketing — Gas Control
Phone: 402-758-6100 Fax: 402-758-6250		Phone: 281-876-0120 Ext. 305 Fax: 281-876-2831
Invoices and Payments:
11718 Nicholas Street Omaha, NE 68154		Address — Same as above
Attn: Gas Accounting		Attn: Natural Gas Marketing — Contract Administration
Phone: 402-758-6259 Fax: 402-758-6253		Phone: 281-876-0120 Ext. 306 Fax: 281-876-2831

Wire Transfer or ACH Numbers (if applicable):
BANK:		BANK:
ABA:		ABA:
ACCT:		ACCT:
Other Details:		Other Details: For the acct. of Ultra Resources. Inc.

This Base Contract incorporates by reference for all purposes the General Terms and Conditions for Sale and Purchase of Natural Gas published by the North American Energy Standards Board. The parties hereby agree to the following provisions offered in said General Terms and Conditions. In the event the parties fail to check a box, the specified default provision shall apply. Select only one box from each section:

Section 1.2	☒	Oral (default)	Section 7.2	☒	25th Day of Month following
Transaction	☐	Written	Payment Date		Month of delivery (default)
Procedure				☐	Day of Month following Month of delivery
Section 2.5 Confirm Deadline	☒ ☐	2 Business Days after receipt (default) Business Days after receipt	Section 7.2 Method of Payment	☒ ☐	Wire transfer (default) Automated Clearinghouse Credit (ACH)
				☐	Check
Section 2.6	☐	Seller (default)	Section 7.7	☒	Netting applies (default)
Confirming Party	☐	Buyer	Netting	☐	Netting does not apply
	☒	Tenaska Marketing Ventures
Section 3.2	☒	Cover Standard (default)	Section 10.3.1	☒	Early Termination Damages Apply (default)
Performance Obligation	☐	Spot Price Standard	Early Termination Damages	☐	Early Termination Damages Do Not Apply
			Section 10.3.2	☒	Other Agreement Setoffs Apply (default)
Note: The following Spot Price Publication applies to both of the immediately preceding.			Other Agreement Setoffs	☐	Other Agreement Setoffs Do Not Apply
Section 2.26	☒	Gas Daily Midpoint (default)	Section 14.5
Spot Price Publication	☐		Choice Of Law		New York
Section 6	☒	Buyer Pays At and After Delivery Point (default)	Section 14.10	☒	Confidentiality applies (default)
Taxes	☐	Seller Pays Before and At Delivery Point	Confidentiality	☐	Confidentiality does not apply
Special Provisions Number of sheets attached: TWO (2)
Addendum(s):

IN WITNESS WHEREOF, the parties hereto have executed this Base Contract in duplicate. File: ULTRA.NAESB

TENASKA MARKETING VENTURES	ULTRA RESOURCES, INC.

Party Name	Party Name

By: Tenaska Marketing, Inc, Managing General Partner
By -s- Fred R. Hunzeker	By -s- Stuart E. Nance
Name: Fred R. Hunzeker	Name: Stuart E. Nance
Title: President	Title: Director — Oil & Gas Marketing Attorney-in-fact

Copyright © 2002 North American Energy Standards Board, Inc.	NAESB Standard 6.3.1

All Rights Reserved	April 19, 2002